UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 7th, 2011
 (Date of earliest event reported: February 3rd, 2011)

PHOENIX INTERNATIONAL VENTURES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-140257	20-8018146
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

61B Industrial PKWY, Carson City, NV	89706
(Address of principal executive offices)	(Zip Code)

775 882 9700
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if  the  Form  8-K  filing  is intended to simultaneously  satisfy the filing obligation of the registrant under any of the following  provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01                      Other Events

On February 3, 2011, the Company’s wholly owned subsidiary, Phoenix Aerospace, Inc. received a notice of a Federal Tax Lien Filing from the Internal Revenue Service (IRS). According to the notice, the IRS has put a lien in favor of the United States on all property, rights to property belonging to the Company in the aggregate amount of $48,847. The amount is related to unpaid  employee federal tax withholdings. This lien can have a material adverse effect on the Company’s financial situation.

The Company is currently in negotiations with investors in an attempt to raise funds in order to solve this issue as well as other cash flow issues.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 7, 2011

Phoenix International Ventures, Inc.

By:  \s\ Niv Nissenson______________
         Niv Nissenson
         Chief Financial Officer